UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2006

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 113

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-4749

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On December 21, 2006, Outdoor Channel Holdings, Inc. (the “Company”) entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Andrew J. Dale, formerly CEO and Co-President of the Company’s wholly owned subsidiary The Outdoor Channel, Inc.  The Separation Agreement provides that Mr. Dale’s employment with the Company will end on Jan 2, 2007, and Mr. Dale will then continue providing services to the Company for 12 months pursuant to a Consulting Agreement.  The Separation Agreement and the Consulting Agreement are attached as Exhibits 10.1 and 10.2 respectively to this Report on Form 8-K and are incorporated herein.

The Separation Agreement includes the following material provisions:

•                  The Company will make bi-weekly payments to Mr. Dale for twelve months amounting to an aggregate of $300,000;

•                  The Company will reimburse Mr. Dale his payments for COBRA health care coverage for a period of up to 36 months or until he has secured other employment, whichever occurs first;

•                  The Company will reimburse Mr. Dale his payments for life insurance coverage through December 31, 2009;

•                  The Company will reimburse Mr. Dale up to $10,000 for his attorney fees in connection with the Separation and Consulting Agreements; and

•                  Mr. Dale releases the Company from any known or unknown claims he may have against the Company as of January 2, 2007.

The Consulting Agreement provides that in exchange for $8000 per month, Mr. Dale will make himself available up to 5 days each month to perform assignments requested by the Company.

Item 5.02               Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

Mr. Andrew J. Dale, formerly CEO and Co-President of Outdoor Channel Holdings, Inc.’s wholly owned subsidiary The Outdoor Channel, Inc., will cease employment with The Outdoor Channel on Jan 2, 2007, and Mr. Dale will then continue providing services to the Company for 12 months pursuant to a Consulting Agreement.  See Item 1.01 above for additional information.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release between The Outdoor Channel, Inc. and Mr. Andrew J. Dale dated December 21, 2006
10.2	Consulting Agreement between The Outdoor Channel, Inc. and Mr. Andrew J. Dale dated January 2, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation

By:	/s/ Thomas E. Hornish
Thomas E. Hornish
General Counsel

Date:  December 28, 2006

3

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release between The Outdoor Channel, Inc. and Mr. Andrew J. Dale dated December 21, 2006
10.2	Consulting Agreement between The Outdoor Channel, Inc. and Mr. Andrew J. Dale dated January 2, 2007